UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 11, 2006

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)

-------------------------- ------------------------- ---------------------------
         Florida                  000-51252                  59-2091510
-------------------------- ------------------------- ---------------------------
 (State of Incorporation)  (Commission File Number)        (IRS Employer
                                                         Identification No.)
-------------------------- ------------------------- ---------------------------

                        420 Lexington Avenue, Suite 2420
                            New York, New York 10170
               (Address of principal executive offices) (Zip Code)

                                 (212) 389-7832
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Agreement

On December 11, 2006, National Investment Managers Inc. (the "Company") entered into an employment agreement with Leonard Neuhaus, the Company's Chief Operating Officer. The employment agreement provides for a term through March 31, 2008, which is automatically extended for a period of one (1) year unless either party notifies the other of its intent to not extend the term at least 30 days prior to expiration. Mr. Neuhaus is entitled to the following compensation pursuant to the employment agreement:

      o     annual compensation in the amount of $240,000;
      o upon the Company reaching quarterly earnings before interest, taxes, depreciation, amortization and stock based compensation ("EBITDA SBC") in excess of $2,500,000, the annual compensation shall increase to $265,000;
      o for the year ended December 31, 2007, Mr. Neuhaus is eligible to receive a bonus equal to 50% of his annual salary of which 50% of the bonus shall be payable upon the Company's EBITDA SBC exceeding $12,000,000 (the "EBITDA SBC Benchmark") and 50% shall be payable upon the attainment of revenue enhancement and cost savings of $2,000,000 (the "Revenue/Expenses Benchmark");
      o Mr. Neuhaus shall receive a fee of $20,000 per closing of any acquisition or merger commencing October 1, 2006; provided, however, the aggregate amount paid for each calendar year shall not exceed 25% of Mr. Neuhaus' base salary;
      o 300,000 restricted shares of common stock of which 50,000 shares are issuable immediately, 50,000 shares are issuable on the earlier of March 28, 2007 or termination of the employment agreement, 50,000 shares upon the Company achieving the EBITDA SBC Benchmark and 150,000 shares upon the Company achieving the Revenue/Expenses Benchmark; and
      o     participation in standard benefit plans.


Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

Not applicable

(b)   Pro forma financial information.

Not applicable

(c)   Index of Exhibits.

Exhibit
Number         Description
------         -----------

10.1 Employment Agreement dated December 11, 2006 by and between Leonard Neuhaus and the Company.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


NATIONAL INVESTMENT MANAGERS INC.


By:      /s/ Steven Ross
Name:    Steven Ross
Title:   Chief Executive Officer
Date:    December 12, 2006


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